UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

Janus Living, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-43206	41-2996951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720)428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A-1 Common Stock, $0.01 par value	JAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement

On June 4, 2026, Janus Living, Inc. (the “Company” and, unless the context otherwise requires, together with its consolidated subsidiaries, “we,” “us,” or “our”) closed its registered underwritten public offering (the “Offering”) of 25,000,000 shares of Class A-1 common stock, $0.01 par value per share (the “Class A-1 Common Stock”), pursuant to the Company’s registration statement on Form S-11 (File No. 333-296384) (the “Registration Statement”). In addition, the Company granted the underwriters a 30-day option to purchase up to an additional 3,750,000 shares of Class A-1 Common Stock.

Underwriting Agreement

In connection with the Offering, the Company entered into the Underwriting Agreement, dated June 2, 2026, by and among the Company, Janus Living OP, LLC (the “Operating Company”), Healthpeak Investment Management, LLC, as external manager to the Company (the “Manager”), and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, the Operating Company and the Manager, customary conditions to closing, indemnification obligations of the Company, the Operating Company and the underwriters, including for liabilities under the Securities Act, certain other obligations of the parties and termination provisions.

The summary above is qualified in its entirety by the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are being filed herewith:

No.	Description
1.1	Underwriting Agreement, dated June 2, 2026, among Janus Living, Inc., Janus Living OP, LLC, Healthpeak Investment Management, LLC and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANUS LIVING, INC.

Date: June 4, 2026	By:	/s/ Kelvin O. Moses
	Name:	Kelvin O. Moses
	Title:	Chief Financial Officer